February 2, 2003


The following information replaces the sections "Opening an Account - By exchange" on page 11 and "Adding to your Account - By exchange" on page 12 of the prospectus.

By exchange
------------
Shares in the James Money Market Account and shares of any of the James Advantage Funds may be exchanged for each other.

The following are the funds of The James Advantage Funds currently offered to the public.

                              JAMES ADVANTAGE FUNDS

                             The Golden Rainbow Fund
                            The James Small Cap Fund
                          The James Market Neutral Fund
                          The James Large Cap Plus Fund

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Fund's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Transfer Agent's offices at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may be made only for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.